UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2008

ANHEUSER-BUSCH COMPANIES, INC.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-7823	43-1162835
(State or Other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Busch Place,	St. Louis, Missouri	63118
(Address of Principal Executive Offices)		(Zip Code)

              Registrant’s telephone number,  including area code:  314-577-2000
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NONE
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the
 Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2008, Registrant issued a press release announcing the resignation of Carlos Fernandez G. from the Anheuser-Busch Companies, Inc. Board of Directors effective June 19, 2008.  A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein.

Item 9.01                                Financial Statements and Exhibits.

Exhibit 99 – Press Release issued by Registrant dated June 20, 2008, reporting the resignation of Carlos Fernandez G. from the Anheuser-Busch Companies, Inc. Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC.
(Registrant)

BY: /s/ JoBeth G. Brown
JoBeth G. Brown
Vice President and Secretary

June 20, 2008
       (Date)

EXHIBIT INDEX

Exhibit No.	Description

99	Press release issued by Registrant dated June 20, 2008 reporting the resignation of Carlos Fernandez G. from the Anheuser-Busch Companies, Inc. Board of Directors effective June 19, 2008.